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                                                                    EXHIBIT 4.1

COMMON STOCK                                                        COMMON STOCK



INCORPORATED UNDER THE LAWS OF                 TSI
THE STATE OF FLORIDA                 TROPICAL SPORTSWEAR INC.          CUSIP
                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
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THIS CERTIFIES THAT





IS THE OWNER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.01 PER
                                   SHARE, OF

=====================TROPICAL SPORTSWEAR INT'L CORPORATION======================

transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Amended and Restated
Articles of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent, to all the provisions of which the holder hereof by acceptance of this certificate assents.

This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile signatures of its duly authorized officers.


Dated:  /s/ Michael Kagan
      --------------------------           /s/
          SECRETARY                        CHAIRMAN OF THE BOARD

                                           AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:

  FIRSTAR TRUST COMPANY
   (MILWAUKEE, WISCONSIN)

BY:                                        TRANSFER AGENT
                                           AND REGISTRAR
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     Tropical Sportswear Int'l Corporation (the "Company") will furnish to any holder of its Common Stock or Preferred Stock, upon request and without charge, a full statement of the designations, preferences and relative participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such designations, preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
     TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ____________ Custodian _____________
                                                                                (Cust)                 (Minor)
     TEN ENT -- as tenants by the entireties                                 under Uniform Gifts to Minors Act

     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                              ___________________________________
                in common                                                                  (State)

                                                        UNIF TRANS MIN ACT -- ____________ Custodian _____________
                                                                                (Cust)                 (Minor)
                                                                             under Uniform Transfers to Minors Act
                                                                             _____________________________________
                                                                                           (State)
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    Additional abbreviations may also be used though not in the above list.

  For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

-----------------------------------------


------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________

Signature:    ______________________________________________________________
      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
              AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
              WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:_____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                         AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                         MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                         MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.